                      -----------------------------------
                       Semiannual Report January 31, 1999
                      -----------------------------------

                                   OPPENHEIMER

                                     Florida
                                 Municipal Fund

                                   [GRAPHIC]

                                     [LOGO]
                              OppenheimerFunds(R)
                            THE RIGHT WAY TO INVEST

Contents

 3 President's Letter

 4 An Interview
   with Your Fund's
   Manager

11 Financial
   Statements

30 Officers and
   Trustees

32 Information and Services

Report highlights
--------------------------------------------------------------------------------

o Municipal bonds performed well over the past six months in a declining-interest-rate environment.

o Several of the Fund's holdings received credit rating upgrades, which enhanced the value of the securities.

Cumulative Total Returns
For the 6-Month Period
Ended 1/31/99

Class A
Without        With
Sales Chg.1    Sales Chg.2
--------------------------
3.87%          -1.07%
--------------------------

Class B
Without        With
Sales Chg.1    Sales Chg.2
--------------------------
3.48%          -1.52%
--------------------------

Class C
Without        With
Sales Chg.1    Sales Chg.2
--------------------------
3.49%          2.49%
--------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The Fund's performance may from time to time be subject to substantial short-term changes, particularly during periods of market or interest rate volatility. For updates on the Fund's performance, please contact your financial advisor, call us at 1-800-525-7048 or visit our website, www.oppenheimerfunds.com.

1. Includes changes in net asset value per share without deducting any sales charges. This performance is not annualized.

2. Class A returns include the current maximum initial sales charge of 4.75%. Class B returns include the applicable contingent deferred sales charge of 5%. Class C returns include the contingent deferred sales charge of 1%. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.


                      2 Oppenheimer Florida Municipal Fund

[PHOTO]

Bridget A. Macaskill
President
Oppenheimer
Florida Municipal Fund

Dear shareholder,
--------------------------------------------------------------------------------

Contrary to what many analysts had expected, the U.S. economy appears to have picked up steam over the past few months. The fourth quarter of 1998 posted the fastest rate of economic growth in two years, and early indications suggest that the first quarter of 1999 may follow suit.

      With respect to the U.S. bond market, stronger than expected economic growth has triggered concerns that the Federal Reserve may raise key interest rates to forestall an acceleration of inflation. As a result, yields of longer term taxable bonds have risen from their October 1998 lows, when investors had bid up prices during the global "flight to quality." At the same time, tax-exempt bond prices and yields have remained relatively stable.

      In the U.S. stock market, it might appear at first glance that prices are rising as rapidly as the economy is growing. However, a closer look reveals that, with the exception of large-cap growth companies and the technology industry, most stock prices remained relatively flat. What's more, the disparity in valuations between large companies, which have led the market's advance, and smaller ones, which have lagged, has become historically wide.

      What do these observations mean for your investments? In our view, actively managed portfolios that are closely monitored by expert money managers are likely to provide better returns than passive index investing in 1999. That's because selectivity is expected to be more critical to performance than it has been over the past few years. In a potentially overvalued stock market and rising interest-rate environment, the ability to identify the most promising securities could become paramount.

      Even though many equity investors may be tempted to jump aboard the technology bandwagon, we suggest a more prudent course: broad diversification beyond any single asset class, industry, capitalization range or geographic region. We believe that the risks of this investment environment require consideration of a broad range of investments and markets, including bonds. That way, if one market experiences setbacks, one or more of the others may help cushion the effects on your overall portfolio.

      No matter what the financial markets have in store, we resolve to continue working with your financial advisor to keep you apprised of potential risks and opportunities. Providing you with the market information, professionally managed investments and other resources you need to achieve your financial goals is an important part of our enduring commitment to you as The Right Way to Invest.

Sincerely,


/s/ Bridget A. Macaskill

Bridget A. Macaskill
February 22, 1999


                      3 Oppenheimer Florida Municipal Fund

An interview with your Fund's manager
--------------------------------------------------------------------------------

How did the Fund perform during the six-month period that ended January 31, 1999?

We are pleased with the Fund's performance over the past six months. Not only has the municipal bond market rallied overall since August 1, 1998, but several of our holdings also received credit rating upgrades from the major independent rating agencies, which helped to increase their investment value.

Why did the municipal bond market rally during the second half of 1998?

When the reporting period began in August 1998, many financial markets around the world were in disarray and global economic conditions were uncertain. The U.S. stock market and the higher yielding sectors of the U.S. bond market were in the midst of a sharp decline triggered by the spread of the global currency and credit crisis from Asia to Russia and Latin America. Lower overseas demand for U.S. goods and services was expected to reduce the growth of domestic corporate earnings, and investors became concerned that U.S. economic growth might suffer.

      Unlike equity investors, fixed income investors tend to welcome slower economic growth because it helps alleviate inflationary pressures that may be present


                      4 Oppenheimer Florida Municipal Fund

[PHOTO]

Portfolio Management
Team (l to r)
Jerry Webman
Robert E. Patterson
(Portfolio Manager)

in the economy. In addition, slower growth makes it more likely that interest rates will decline, especially if the Federal Reserve Board cuts key short-term rates to stimulate economic growth. As a result, prices of high-quality bonds rose in the third quarter of 1998, especially U.S. Treasury securities and highly rated municipal bonds. However, municipal bonds lagged the performance of comparable U.S. Treasury securities over the same period.

Why did U.S. Treasury securities provide higher returns than municipal bonds?

In last summer's uncertain market environment, both domestic and overseas investors sold investments they perceived as risky. Instead, they flocked to the relative safety of triple-A-rated U.S. government bonds. Demand for U.S. Treasury securities was rising at the same time that supply was falling because of the federal government's success in balancing the budget. When demand for a particular investment exceeds the available supply of securities, investors usually bid up the price.

      Unlike U.S. Treasury securities, however, municipal bonds experienced relatively steady demand for an abundant supply of securities. First, because overseas


                      5 Oppenheimer Florida Municipal Fund

Avg Annual Total Returns
For the Periods Ended 12/31/981

Class A
                     Since
1 year     5 year    Inception
------------------------------
0.92%      4.46%     5.10%
------------------------------

Class B
                     Since
1 year     5 year    Inception
------------------------------
0.23%      4.35%     5.16%
------------------------------

Class C
                     Since
1 year     5 year    Inception
------------------------------
4.15%      N/A       6.72%
------------------------------

An interview with your Fund's manager
--------------------------------------------------------------------------------

investors and most institutions receive no tax benefits from municipal bonds, they did not contribute to an increase in demand within this market sector. Second, municipalities and other issuers took advantage of low interest rates last year to finance new projects and refinance existing ones at lower costs. With the second largest volume of new tax-exempt issuance in history entering the market in 1998, plenty of securities were available to satisfy demand from individual investors and mutual funds. Accordingly, while municipal bond prices rallied when interest rates fell, they did not rise to the extent that prices of U.S. Treasury securities did.

How was the Fund managed in this environment?

We remained nearly fully invested in a diversified portfolio of tax-exempt securities from a wide variety of Florida issuers. In fact, because we had expected the U.S. economy to slow, we positioned the portfolio for slower growth and lower interest rates well before the six-month reporting period began. As we stated in our shareholder report six months ago, we focused primarily on bonds that, in our opinion, are likely to benefit from improving credit profiles, and we favored bonds that are secured by the revenues of specific projects over bonds backed by the general taxation power of their issuers.

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 4.75%. Class A and B shares were first publicly offered on 10/1/93. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 1% (since inception). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 8/29/95. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.


                      6 Oppenheimer Florida Municipal Fund

We also emphasized bonds that provide protection against being redeemed early, or "called," by their issuers. Having bonds called when interest rates are falling often requires us to reinvest the proceeds at lower yields. Therefore, having such "call protection" was an important part of our strategy over the past six months.

      Later in the six-month reporting period, we shifted our focus to higher quality bonds, including insured bonds. That's because the differences in yields between highly rated bonds and lower rated bonds had narrowed substantially during the second half of last year, and there was little incentive to assume the additional credit risks that lower rated bonds entail.

In what types of municipal projects did the Fund invest over the past six months?

We continued to hold bonds financing a wide range of municipal projects, ranging from airports to hospitals. We have also continued to find attractive opportunities in housing bonds for the development of new communi-ties throughout the state. We hold securities supporting the Stonybrook Community Development District in Southwest Florida, for example, as well as bonds financing student and faculty housing in the greater Tampa area. Our strategy is to carefully evaluate and select community development districts that we perceive as well planned and provide the amenities people want, from quality schools to ample recreation facilities.


                      7 Oppenheimer Florida Municipal Fund

Standardized Yields2
For the 30 Days Ended 1/31/99
------------------------------
Class A             4.17%
------------------------------
Class B             3.65
------------------------------
Class C             3.66
------------------------------

An interview with your Fund's manager
--------------------------------------------------------------------------------

We believe that these projects are vital to Florida's future because of the strong population influx the state is experi-encing. Florida has done an excellent job of diversifying its industry base away from tourism and into a variety of manufacturing and service businesses. In turn, the growth of industry has attracted workers of all ages from other areas of the country, helping to boost real estate values.

What is your outlook for Florida's municipal bond market?

We remain very optimistic. Our outlook is especially positive for tax-exempt bonds, however, because they have become quite inexpensive relative to their historical relationship with U.S. Treasury securities. In fact, during October 1998, some municipal bond yields equaled the yields of comparable taxable government bonds. In effect, those who invested in municipal bonds in October received the income-tax benefits for free!

2. Standardized yield is based on net investment income for the 30-day period ended January 31, 1999. Falling share prices will tend to artificially raise yields.


                      8 Oppenheimer Florida Municipal Fund

Credit Allocation3

     [GRAPHIC]

AAA             44.7%
AA               4.2
A               16.2
BBB             20.2
BB              14.7

While municipal bond yields in Florida and throughout the United States have moderated somewhat relative to U.S. Treasury securities since this past October, they remain quite inexpensive compared to historical norms. If the yield relationship between tax-exempt and taxable bonds returns to more normal levels, as we expect, 1999 may be a particularly good year for municipal bonds, making these tax-exempt securities an important part of The Right Way to Invest.

--------------------------------------------------------------------------------
Top 5 Industries
Percentage of invested assets4
--------------------------------------------------------------------------------
Special Assessment                                                        21.0%
--------------------------------------------------------------------------------
Hospital/Healthcare                                                       11.5
--------------------------------------------------------------------------------
Single Family Housing                                                     10.6
--------------------------------------------------------------------------------
Multifamily Housing                                                        9.9
--------------------------------------------------------------------------------
Sales Tax                                                                  9.6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3. Portfolio data are as of January 31, 1999, are dollar-weighted based on invested assets and are subject to change. The Fund may invest up to 25% of its assets in below-investment-grade securities which carry greater risk of default. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocations include securities rated by national ratings organizations as well as unrated securities (currently 18.7% of total investments) which have ratings assigned by the Manager in categories equivalent to those of ratings organizations.

4. Industry weightings are as of January 31, 1999, and are subject to change.


                      9 Oppenheimer Florida Municipal Fund

Financials
--------------------------------------------------------------------------------


                     10 Oppenheimer Florida Municipal Fund

--------------------------------------------------------------------------------
Statement of Investments  January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                              Ratings:
                                                              Moody's/         Face          Market Value
                                                              S&P/Fitch        Amount        See Note 1
=========================================================================================================
Municipal Bonds and Notes--96.9%
---------------------------------------------------------------------------------------------------------
Florida--79.9%
Alachua Cnty., FL HFAU RRB, Santa Fe HCF
Project, Escrowed to Maturity, 6%, 11/15/09                   Baa1/AAA         $  940,000    $  1,042,714
---------------------------------------------------------------------------------------------------------
Baker Cnty., FL HA RB, 5.30%, 12/1/23                         NR/A              2,000,000       2,004,220
---------------------------------------------------------------------------------------------------------
Brevard Cnty., FL Housing FAU MH RRB,
Windover Oaks Project, Series A,
6.90%, 2/1/27                                                 NR/AAA            1,000,000       1,140,460
---------------------------------------------------------------------------------------------------------
Brevard Cnty., FL Housing FAU SFM RB,
6.70%, 9/1/27                                                 Aaa/NR              830,000         892,482
---------------------------------------------------------------------------------------------------------
Broward Cnty., FL Housing FAU MH RB,
Pembroke Park Apts. Project, 5.70%, 10/1/33                   NR/NR/A           1,000,000       1,035,280
---------------------------------------------------------------------------------------------------------
Broward Cnty., FL Housing FAU MH RB,
Pembroke Park Apts. Project, 5.75%, 4/1/38                    NR/NR/A           1,000,000       1,035,190
---------------------------------------------------------------------------------------------------------
Broward Cnty., FL Housing FAU MH RB,
Stirling Apts. Project, 5.75%, 4/1/38                         NR/NR/A             855,000         885,087
---------------------------------------------------------------------------------------------------------
Clay Cnty., FL Housing FAU SFM RB,
6.55%, 3/1/28                                                 Aaa/NR              800,000         859,584
---------------------------------------------------------------------------------------------------------
Collier Cnty., FL HFAU RRB,
The Moorings, Inc. Project, 7%, 12/1/19                       NR/BBB+/A-        1,000,000       1,118,880
---------------------------------------------------------------------------------------------------------
Dade Cnty., FL Aviation RB, Series B,
MBIA Insured, 6.60%, 10/1/22                                  Aaa/AAA/AA-       1,000,000       1,105,020
---------------------------------------------------------------------------------------------------------
Dade Cnty., FL IDAU RB, Miami Cerebral
Palsy Services Project, 8%, 6/1/22                            NR/NR             2,230,000       2,457,282
---------------------------------------------------------------------------------------------------------
Dade Cnty., FL Professional Sports Franchise
Facilities Tax & CAP RB, MBIA Insured,
Zero Coupon, 5.85%, 10/1/26(1)                                Aaa/AAA           3,200,000         820,320
---------------------------------------------------------------------------------------------------------
Dade Cnty., FL SPO RRB, Series B,
AMBAC Insured, Zero Coupon,
6.25%, 10/1/14(1)                                             Aaa/AAA/AAA       4,755,000       2,304,178
---------------------------------------------------------------------------------------------------------
Escambia Cnty., FL HFAU RB, Azalea Trace,
Inc. Project, 6%, 1/1/15                                      NR/NR             2,000,000       2,081,800
---------------------------------------------------------------------------------------------------------
Fishhawk, FL CDD SPAST RB, 7.625%, 5/1/18                     NR/NR             1,000,000       1,082,860
---------------------------------------------------------------------------------------------------------
FL Heritage Harbor CDD SPAST RB, Series B,
6%, 5/1/03                                                    NR/NR             1,000,000       1,016,900
---------------------------------------------------------------------------------------------------------
FL HFA RB, Maitland Club Apts. Project,
Series B-1, AMBAC Insured, 6.75%, 8/1/14(2)                   Aaa/AAA/AAA       1,000,000       1,100,310
---------------------------------------------------------------------------------------------------------
FL HFA RB, Riverfront Apts., Series A,
AMBAC Insured, 6.25%, 4/1/37                                  Aaa/AAA/AAA       1,400,000       1,517,096
---------------------------------------------------------------------------------------------------------
Grand Haven, FL CDD SPAST RB, Series A,
6.30%, 5/1/02                                                 NR/NR             1,576,000       1,618,142


                     11 Oppenheimer Florida Municipal Fund

--------------------------------------------------------------------------------
Statement of Investments  (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                              Ratings:
                                                              Moody's/         Face          Market Value
                                                              S&P/Fitch        Amount        See Note 1
---------------------------------------------------------------------------------------------------------
Florida  (continued)
Grand Haven, FL CDD SPAST RB, Series
B, 6.90%, 5/1/19                                              NR/NR            $  750,000    $    779,940
---------------------------------------------------------------------------------------------------------
Lee Cnty., FL Housing FAU SFM RB,
Series A-2, 6.85%, 3/1/29                                     Aaa/NR              890,000       1,015,018
---------------------------------------------------------------------------------------------------------
Martin Cnty., FL IDAU RRB, Indiantown
Cogeneration Project, Series
A, 7.875%, 12/15/25                                           Baa3/BBB-/BBB     2,000,000       2,297,920
---------------------------------------------------------------------------------------------------------
Miami Beach, FL HFAU Hospital RB, Mt. Sinai
Medical Center Project, 5.375%, 11/15/18                      NR/BBB            2,000,000       1,984,180
---------------------------------------------------------------------------------------------------------
Miami Beach, FL RA Tax Increment RB, City
Center Historic Convention, Series B,
6.25%, 12/1/16                                                Baa2/BBB            500,000         540,190
---------------------------------------------------------------------------------------------------------
Miami Beach, FL RA Tax Increment RB,
City Center Historic Convention,
Series B, 6.35%, 12/1/22                                      Baa2/BBB            500,000         540,405
---------------------------------------------------------------------------------------------------------
Miami, FL HFAU RRB, AMBAC Insured,
Inverse Floater, 6.75%, 8/15/15(3)                            Aaa/AAA/AAA       2,000,000       2,142,500
---------------------------------------------------------------------------------------------------------
Miami, FL Sanitation & Sewer Systems GOB,
FGIC Insured, 6.50%, 1/1/14                                   Aaa/AAA           1,750,000       1,924,615
---------------------------------------------------------------------------------------------------------
Miami-Dade Cnty., FL School Board Refunding
COP, Series C, FSA Insured, 5%, 8/1/25                        Aaa/AAA           1,500,000       1,505,865
---------------------------------------------------------------------------------------------------------
Miami-Dade Cnty., FL SPO RB, Sub. Lien,
Series B, MBIA Insured, Zero Coupon,
5.50%, 10/1/28(1)                                             Aaa/AAA/AAA       4,500,000         935,550
---------------------------------------------------------------------------------------------------------
Miami-Dade Cnty., FL SPO RB, Sub. Lien,
Series B, MBIA Insured, Zero Coupon,
5.53%, 10/1/34(1)                                             Aaa/AAA/AAA       3,170,000         469,540
---------------------------------------------------------------------------------------------------------
Miami-Dade Cnty., FL SPO RRB, Sub. Lien,
Series A, MBIA Insured, Zero Coupon,
5.52%, 10/1/17(1)                                             Aaa/AAA/AAA       5,425,000       2,116,076
---------------------------------------------------------------------------------------------------------
Orlando, FL Utilities Commission Water &
Electric RB, Inverse Floater, 7.671%,
10/1/17(3)                                                    Aa2/AA-           1,000,000       1,133,750
---------------------------------------------------------------------------------------------------------
Palm Beach Cnty., FL Housing FAU MH RB,
Windsor Park Apts. Project, Series A,
5.90%, 6/1/38                                                 NR/NR/A             500,000         527,905
---------------------------------------------------------------------------------------------------------
Port St. Lucie, FL Utility RB, Prerefunded,
Series A, FGIC Insured, Zero Coupon,
6.25%, 9/1/16(1)                                              Aaa/AAA           1,045,000         435,817


                     12 Oppenheimer Florida Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                              Ratings:
                                                              Moody's/         Face          Market Value
                                                              S&P/Fitch        Amount        See Note 1
---------------------------------------------------------------------------------------------------------
Florida  (continued)
St. Petersburg, FL Public Improvement RRB,
MBIA Insured, 6.375%, 2/1/12                                  Aaa/AAA          $  750,000    $    815,970
---------------------------------------------------------------------------------------------------------
Stoneybrook, FL CDD Capital Improvement RB,
Series A, 6.10%, 5/1/19                                       NR/NR               830,000         829,427
---------------------------------------------------------------------------------------------------------
Stoneybrook, FL CDD Capital Improvement RB,
Series B, 5.70%, 5/1/08                                       NR/NR             2,610,000       2,590,321
---------------------------------------------------------------------------------------------------------
Tampa Palms, FL Open Space & Transportation
CDD SPAST RB, Capital Improvement-Area 7
Phase Two Project, 7.50%, 5/1/18                              NR/NR             1,200,000       1,284,144
---------------------------------------------------------------------------------------------------------
Village CDD No. 3, FL SPAST RB, MBIA
Insured, 5%, 5/1/19                                           Aaa/AAA           1,145,000       1,152,271
                                                                                             ------------
                                                                                               50,139,209

---------------------------------------------------------------------------------------------------------
U.S. Possessions--17.0%
Guam Housing Corp. SFM RB,
Series A, 5.75%, 9/1/31                                       NR/AAA            2,500,000       2,731,375
---------------------------------------------------------------------------------------------------------
PR CMWLTH Aqueduct & Sewer Authority RB,
Escrowed to Maturity, 10.25%, 7/1/09                          Aaa/AAA             540,000         743,445
---------------------------------------------------------------------------------------------------------
PR CMWLTH HTAU RB, Series W, Inverse
Floater, 7.044%, 7/1/10(3)                                    Baa1/A            1,000,000       1,122,500
---------------------------------------------------------------------------------------------------------
PR CMWLTH Infrastructure FAU Special RRB,
Unrefunded Balance, Series A, 7.90%,
7/1/07                                                        Baa1/BBB+           130,000         133,062
---------------------------------------------------------------------------------------------------------
PR Public Buildings Authority RB,
Series B, 5.25%, 7/1/21                                       Baa1/A            2,300,000       2,337,766
---------------------------------------------------------------------------------------------------------
PR Telephone Authority RB, MBIA Insured,
Inverse Floater, 7.32%, 1/16/15(3)                            Aaa/AAA           1,000,000       1,085,000
---------------------------------------------------------------------------------------------------------
Virgin Islands Water & PAU Electric Systems
RRB, 5.30%, 7/1/18                                            NR/NR/BBB         1,500,000       1,519,830
---------------------------------------------------------------------------------------------------------
Virgin Islands Water & PAU Electric
Systems RRB, 5.30%, 7/1/21                                    NR/NR/BBB         1,000,000       1,010,630
                                                                                             ------------
                                                                                               10,683,608
                                                                                             ------------
Total Municipal Bonds and Notes (Cost $57,279,171)                                             60,822,817


                     13 Oppenheimer Florida Municipal Fund

--------------------------------------------------------------------------------
Statement of Investments  (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                               Face          Market Value
                                                                               Amount        See Note 1
=========================================================================================================
Short-Term Tax-Exempt Obligations--2.4%
---------------------------------------------------------------------------------------------------------
Martin Cnty., FL PC RRB, Florida Power & Light Co. Project,
3.125%, 2/1/99(4)                                                              $1,000,000    $  1,000,000
---------------------------------------------------------------------------------------------------------
St. Lucie, FL PC RRB, Florida Power & Light Co. Project,
3.125%, 2/1/99(4)                                                                 500,000         500,000

Total Short-Term Tax-Exempt Obligations (Cost $1,500,000)                                       1,500,000

---------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $58,779,171)                                       99.3%     62,322,817
---------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                       0.7         412,772
                                                                               ----------    ------------
Net Assets                                                                          100.0%   $ 62,735,589
                                                                               ==========    ============

To simplify the listings of securities, abbreviations are used per the table below:

CAP   --Capital Appreciation
CDD   --Community Development District
CMWLTH--Commonwealth
COP   --Certificates of Participation
FAU   --Finance Authority
GOB   --General Obligation Bonds
HA    --Hospital Authority
HCF   --Health Care Facilities
HFA   --Housing Finance Agency
HFAU  --Health Facilities Authority
HTAU  --Highway & Transportation Authority
IDAU  --Industrial Development Authority
MH    --Multifamily Housing
PAU   --Power Authority
PC    --Pollution Control
RA    --Redevelopment Agency
RB    --Revenue Bonds
RRB   --Revenue Refunding Bonds
SFM   --Single Family Mortgage
SPAST --Special Assessment
SPO   --Special Obligations

1. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

2. Securities with an aggregate market value of $660,186 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

3. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $5,483,750 or 8.74% of the Fund's net assets as of January 31, 1999.

4. Variable rate security. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on January 31, 1999.


                     14 Oppenheimer Florida Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
As of January 31, 1999, securities subject to the alternative minimum tax amount to $13,485,172 or 21.50% of the Fund's net assets.

Distribution of investments by industry, as a percentage of total investments at value, is as follows:

Industry                                                  Market Value  Percent
-------------------------------------------------------------------------------
Special Assessment                                        $13,070,890      21.0%
-------------------------------------------------------------------------------
Hospital/Healthcare                                         7,173,614      11.5
-------------------------------------------------------------------------------
Single Family Housing                                       6,598,770      10.6
-------------------------------------------------------------------------------
Multifamily Housing                                         6,141,018       9.9
-------------------------------------------------------------------------------
Sales Tax                                                   5,958,405       9.5
-------------------------------------------------------------------------------
Electric Utilities                                          4,664,210       7.5
-------------------------------------------------------------------------------
Municipal Leases                                            3,843,631       6.2
-------------------------------------------------------------------------------
Adult Living Facilities                                     3,200,680       5.1
-------------------------------------------------------------------------------
Not-for-Profit Organization                                 2,457,282       3.9
-------------------------------------------------------------------------------
Corporate Backed                                            2,297,920       3.7
-------------------------------------------------------------------------------
General Obligation                                          1,924,615       3.1
-------------------------------------------------------------------------------
Water Utilities                                             1,179,262       1.9
-------------------------------------------------------------------------------
Highways                                                    1,122,500       1.8
-------------------------------------------------------------------------------
Marine/Aviation Facilities                                  1,105,020       1.8
-------------------------------------------------------------------------------
Telephone Utilities                                         1,085,000       1.7
-------------------------------------------------------------------------------
Pollution Control                                             500,000       0.8
                                                          -----------     -----
Total                                                     $62,322,817     100.0%
                                                          ===========     =====

See accompanying Notes to Financial Statements.


                     15 Oppenheimer Florida Municipal Fund

--------------------------------------------------------------------------------
Statement of Assets and Liabilities  January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

==================================================================================
Assets
Investments, at value (cost $58,779,171)--see accompanying statement   $62,322,817
----------------------------------------------------------------------------------
Cash                                                                       522,000
----------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                   753,738
Shares of beneficial interest sold                                          77,858
Other                                                                        2,332
                                                                       -----------
Total assets                                                            63,678,745

==================================================================================
Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed                                     684,892
Dividends                                                                  149,744
Trustees' compensation--Note 1                                              69,604
Distribution and service plan fees                                           7,784
Daily variation on futures contracts--Note 5                                 6,250
Transfer and shareholder servicing agent fees                                1,907
Other                                                                       22,975
                                                                       -----------
Total liabilities                                                          943,156

==================================================================================
Net Assets                                                             $62,735,589
                                                                       ===========

==================================================================================
Composition of Net Assets
Paid-in capital                                                        $60,084,836
----------------------------------------------------------------------------------
Overdistributed net investment income                                     (157,646)
----------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                  (728,997)
----------------------------------------------------------------------------------
Net unrealized appreciation on investments--Notes 3 and 5                3,537,396
                                                                       -----------
Net assets                                                             $62,735,589
                                                                       ===========


                     16 Oppenheimer Florida Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $36,467,357 and 3,090,098 shares of beneficial interest outstanding) $11.80 Maximum offering price per share (net asset value plus sales charge of
4.75% of offering price)                                                  $12.39

--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $22,754,056 and 1,925,187 shares of beneficial interest outstanding)   $11.82

--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $3,514,176 and 298,048 shares of beneficial interest outstanding)      $11.79

See accompanying Notes to Financial Statements.


                     17 Oppenheimer Florida Municipal Fund

--------------------------------------------------------------------------------
Statement of Operations  For the Six Months Ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

===============================================================================
Investment Income
Interest                                                             $1,701,689

===============================================================================
Expenses
Management fees--Note 4                                                 181,736
-------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                  45,143
Class B                                                                 105,626
Class C                                                                  15,130
-------------------------------------------------------------------------------
Shareholder reports                                                      18,780
-------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                    16,344
-------------------------------------------------------------------------------
Trustees' compensation--Note 1                                           11,589
-------------------------------------------------------------------------------
Custodian fees and expenses                                               9,172
-------------------------------------------------------------------------------
Legal, auditing and other professional fees                               8,684
-------------------------------------------------------------------------------
Registration and filing fees                                              1,283
-------------------------------------------------------------------------------
Other                                                                     4,995
                                                                     ----------
Total expenses                                                          418,482
Less reimbursement of expenses by OppenheimerFunds, Inc.--Note 4        (46,947)
Less expenses paid indirectly--Note 4                                    (6,710)
                                                                     ----------
Net expenses                                                            364,825

===============================================================================
Net Investment Income                                                 1,336,864

===============================================================================
Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments                                                             (27,048)
Closing of futures contracts                                            (12,875)
                                                                     ----------
Net realized loss                                                       (39,923)

-------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments    916,686
                                                                     ----------
Net realized and unrealized gain                                        876,763

===============================================================================
Net Increase in Net Assets Resulting from Operations                 $2,213,627
                                                                     ==========

See accompanying Notes to Financial Statements.


                     18 Oppenheimer Florida Municipal Fund

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                            Six Months Ended
                                                            January 31, 1999  Year Ended
                                                            (Unaudited)       July 31, 1998
=========================================================================================
Operations
Net investment income                                       $ 1,336,864       $ 2,199,751
-----------------------------------------------------------------------------------------
Net realized loss                                               (39,923)          (11,330)
-----------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation           916,686           841,381
                                                            -----------       -----------
Net increase in net assets resulting from operations          2,213,627         3,029,802

=========================================================================================
Dividends to Shareholders
Dividends from net investment income:
Class A                                                        (828,127)       (1,597,270)
Class B                                                        (398,359)         (717,925)
Class C                                                         (57,299)          (68,196)

=========================================================================================
Beneficial Interest Transactions
Net increase in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                                         825,796         7,211,018
Class B                                                       3,092,226         3,780,983
Class C                                                       1,030,892         1,468,391

=========================================================================================
Net Assets
Total increase                                                5,878,756        13,106,803
-----------------------------------------------------------------------------------------
Beginning of period                                          56,856,833        43,750,030
                                                            -----------       -----------
End of period (including overdistributed net investment
income of $157,646 and $210,725, respectively)              $62,735,589       $56,856,833
                                                            ===========       ===========

See accompanying Notes to Financial Statements.


                     19 Oppenheimer Florida Municipal Fund

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

                                                    Class A
                                                    ----------------------------------------
                                                    Six Months
                                                    Ended
                                                    January 31,       Year Ended July 31,
                                                    1999 (Unaudited)  1998           1997
============================================================================================
Per Share Operating Data
Net asset value, beginning of period                 $11.62            $11.47         $11.07
--------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .28               .54            .64
Net realized and unrealized gain (loss)                 .17               .19            .37
                                                     ------            ------         ------
Total income (loss) from investment operations          .45               .73           1.01

--------------------------------------------------------------------------------------------
Dividends to shareholders:
Dividends from net investment income                   (.27)             (.58)          (.61)
--------------------------------------------------------------------------------------------
Net asset value, end of period                       $11.80            $11.62         $11.47
                                                     ======            ======         ======

============================================================================================
Total Return, at Net Asset Value(3)                    3.87%             6.52%          9.39%

============================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)            $36,467           $35,074        $27,446
--------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $36,164           $32,153        $24,333
--------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                  4.54%(4)          4.61%          5.70%
Expenses, before reimbursement and voluntary
assumption by the Manager or Distributor(5)            1.08%(4)          1.15%          1.02%
Expenses, net of reimbursement and voluntary
assumption by the Manager or Distributor               0.91%(4)          0.96%          0.87%
--------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                               24%               35%            43%

1. For the period from August 29, 1995, (inception of offering) to December 31, 1995.

2. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


                     20 Oppenheimer Florida Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                           Class B
-------------------------------------      ----------------------------------------
                                           Six Months
                                           Ended
               Year Ended December 31,     January 31,       Year Ended July 31,
1996(2)        1995           1994         1999 (Unaudited)  1998           1997
===================================================================================

 $11.40         $10.26         $11.79       $11.64            $11.49         $11.09
-----------------------------------------------------------------------------------

    .36            .63            .64          .24               .46            .55
   (.34)          1.14          (1.53)         .17               .18            .37
 ------         ------         ------       ------            ------         ------
    .02           1.77           (.89)         .41               .64            .92

-----------------------------------------------------------------------------------

   (.35)          (.63)          (.64)        (.23)             (.49)          (.52)
-----------------------------------------------------------------------------------
 $11.07         $11.40         $10.26       $11.82            $11.64         $11.49
 ======         ======         ======       ======            ======         ======

===================================================================================
   0.25%         17.60%         (7.66)%       3.48%             5.71%          8.56%

===================================================================================

$19,366        $19,377        $11,992      $22,754           $19,344        $15,348
-----------------------------------------------------------------------------------
$18,415        $14,508         $9,741      $20,944           $17,024        $13,812
-----------------------------------------------------------------------------------

   5.50%(4)       5.71%          5.90%        3.77%(4)          3.85%          4.93%

   1.23%(4)       1.36%          1.25%        1.84%(4)          1.91%          1.79%

   1.09%(4)       0.53%          0.29%        1.67%(4)          1.72%          1.64%
-----------------------------------------------------------------------------------
     21%            18%            30%          24%               35%            43%

4. Annualized.

5. Beginning in fiscal 1995, the expense ratio reflects the effect of expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended January 31, 1999, were $17,441,947 and $14,257,950, respectively.


                     21 Oppenheimer Florida Municipal Fund

--------------------------------------------------------------------------------
Financial Highlights  (Continued)
--------------------------------------------------------------------------------

                                                    Class B  (continued)
                                                    ----------------------------------------
                                                    Year
                                                    Ended
                                                    July 31,          Year Ended December 31,
                                                    1996(2)           1995            1994
============================================================================================
Per Share Operating Data
Net asset value, beginning of period                 $11.42            $10.27         $11.81
--------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .31               .55            .56
Net realized and unrealized gain (loss)                (.34)             1.15          (1.54)
                                                     ------            ------         ------
Total income (loss) from investment operations         (.03)             1.70           (.98)

--------------------------------------------------------------------------------------------
Dividends to shareholders:
Dividends from net investment income                   (.30)             (.55)          (.56)
--------------------------------------------------------------------------------------------
Net asset value, end of period                       $11.09            $11.42         $10.27
                                                     ======            ======         ======

============================================================================================
Total Return, at Net Asset Value(3)                   (0.19)%           16.81%         (8.42)%

============================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)            $12,865           $12,658         $7,992
--------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $12,843           $10,772         $6,987
--------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                  4.75%(4)          4.92%          5.13%
Expenses, before reimbursement and voluntary
assumption by the Manager or Distributor(5)            1.97%(4)          2.11%          1.99%
Expenses, net of reimbursement and voluntary
assumption by the Manager or Distributor               1.83%(4)          1.29%          1.03%
--------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                               21%(4)            18%            30%

1. For the period from August 29, 1995, (inception of offering) to December 31, 1995.

2. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


                     22 Oppenheimer Florida Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------
Six Months                                                  Period
Ended                                                       Ended
January 31,       Year Ended July 31,                       December 31,
1999 (Unaudited)  1998           1997           1996(2)     1995(1)
========================================================================

$11.61            $11.46         $11.07         $11.40            $10.96
------------------------------------------------------------------------

   .24               .46            .53            .31               .20
   .17               .18            .38           (.34)              .44
------            ------         ------         ------            ------
   .41               .64            .91           (.03)              .64

------------------------------------------------------------------------

  (.23)             (.49)          (.52)          (.30)             (.20)
------------------------------------------------------------------------
$11.79            $11.61         $11.46         $11.07            $11.40
======            ======         ======         ======            ======

========================================================================
  3.49%             5.72%          8.41%         (0.22)%            5.86%

========================================================================

$3,514            $2,439           $956            $72               $39
------------------------------------------------------------------------
$3,007            $1,638           $380            $78                $5
------------------------------------------------------------------------

  3.77%(4)          3.82%          4.78%          4.68%(4)          4.68%(4)

  1.84%(4)          1.91%          1.75%          1.99%(4)          1.92%(4)

  1.67%(4)          1.72%          1.60%          1.87%(4)          1.43%(4)
------------------------------------------------------------------------
    24%               35%            43%            21%               18%

4. Annualized.

5. Beginning in fiscal 1995, the expense ratio reflects the effect of expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended January 31, 1999, were $17,441,947 and $14,257,950, respectively.

See accompanying Notes to Financial Statements.


                     23 Oppenheimer Florida Municipal Fund

--------------------------------------------------------------------------------
Notes to Financial Statements  (Unaudited)
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies

Oppenheimer Florida Municipal Fund (the Fund) is a separate series of Oppenheimer Multi-State Municipal Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek current income exempt from federal income tax by investing in municipal securities, while attempting to preserve capital. It also offers investors the opportunity to own fund shares exempt from Florida intangible personal property taxes. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of July 31, 1998, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $689,000, which expires between 2002 and 2006.


                     24 Oppenheimer Florida Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
Trustees' Compensation. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended January 31, 1999, a provision of $1,578 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $68,980 as of January 31, 1999.

            The Board of Trustees had adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustee in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.

--------------------------------------------------------------------------------
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities using the effective yield method, in accordance with federal income tax requirements. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.


                     25 Oppenheimer Florida Municipal Fund

--------------------------------------------------------------------------------
Notes to Financial Statements  (Unaudited) (Continued)
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies (continued)

The Fund concentrates its investments in Florida and, therefore, may have more credit risks related to the economic conditions of Florida than a portfolio with a broader geographical diversification.

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                       Six Months Ended January 31, 1999      Year Ended July 31, 1998
                       ---------------------------------      -------------------------
                       Shares      Amount                     Shares       Amount
---------------------------------------------------------------------------------------
Class A:
Sold                    411,587    $  4,827,815               1,195,905    $ 13,813,731
Dividends reinvested     33,396         391,320                  63,562         733,601
Redeemed               (373,869)     (4,393,339)               (633,408)     (7,336,314)
                       --------    ------------               ---------    ------------
Net increase             71,114    $    825,796                 626,059    $  7,211,018
                       ========    ============               =========    ============

---------------------------------------------------------------------------------------
Class B:
Sold                    425,876    $  5,011,029                 693,496    $  8,039,313
Dividends reinvested     13,731         161,100                  22,676         262,010
Redeemed               (177,002)     (2,079,903)               (389,687)     (4,520,340)
                       --------    ------------               ---------    ------------
Net increase            262,605    $  3,092,226                 326,485    $  3,780,983
                       ========    ============               =========    ============

---------------------------------------------------------------------------------------
Class C:
Sold                     87,352    $  1,024,301                 149,594    $  1,731,405
Dividends reinvested      3,736          43,745                   4,135          47,808
Redeemed                 (3,166)        (37,154)                (27,020)       (310,822)
                       --------    ------------               ---------    ------------
Net increase             87,922    $  1,030,892                 126,709    $  1,468,391
                       ========    ============               =========    ============


                     26 Oppenheimer Florida Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
3. Unrealized Gains and Losses on Investments

As of January 31, 1999, net unrealized appreciation on investments of $3,543,646 was composed of gross appreciation of $3,549,945, and gross depreciation of $6,299.

================================================================================
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million and 0.35% of average annual net assets in excess of $1 billion. Effective January 1, 1997, the Manager has voluntarily undertaken to waive a portion of its management fee, whereby the Fund pays a fee not to exceed 0.545% of average annual net assets. The Funds management fee for the six months ended January 31, 1999 was 0.60% of the average annual net assets of Class A, Class B and Class C shares before the voluntary waiver by the Manager.

            For the six months ended January 31, 1999, commissions (sales charges paid by investors) on sales of Class A shares totaled $69,333, of which $11,658 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class A, Class B and Class C shares totaled $1,398, $157,306 and $5,597, respectively. During the six months ended January 31, 1999, OFDI received contingent deferred sales charges of $46,723 upon redemption of Class B shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

            OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

            Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.


                     27 Oppenheimer Florida Municipal Fund

--------------------------------------------------------------------------------
Notes to Financial Statements  (Unaudited) (Continued)
--------------------------------------------------------------------------------

================================================================================
4. Management Fees and Other Transactions with Affiliates (continued)

The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% (voluntarily reduced to 0.15% by the Fund's Board) of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares.

            The Fund has adopted a Distribution and Service Plan for Class B shares to reimburse OFDI for its costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year for its services rendered in distributing Class B shares. OFDI also receives a service fee of 0.25% (voluntarily reduced to 0.15% by the Fund's Board) per year to reimburse dealers for providing personal services for accounts that hold Class B shares. Each fee is computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. During the six months ended January 31, 1999, OFDI retained $84,155 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of January 31, 1999, OFDI had incurred excess distribution and servicing costs of $624,093 for Class B.

            The Fund has adopted a Distribution and Service Plan for Class C shares to compensate OFDI for its costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares. OFDI also receives a service fee of 0.25% (voluntarily reduced to 0.15% by the Fund's Board) per year to compensate dealers for providing personal services for accounts that hold Class C shares. Each fee is computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. During the six months ended January 31, 1999, OFDI retained $11,252 as compensation for Class C sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of January 31, 1999, OFDI had incurred excess distribution and servicing costs of $27,727 for Class C.


                     28 Oppenheimer Florida Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
5. Futures Contracts

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates or for purposes of duration management. The Fund may also buy or write put or call options on these futures contracts.

            The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient than actually buying fixed income securities.

            Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

            Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of January 31, 1999, the Fund had outstanding futures contracts as follows:

                              Expiration     Number of      Valuation as of        Unrealized
Contract Description          Date           Contracts      January 31, 1999     Depreciation
---------------------------------------------------------------------------------------------
Contracts to Sell

U.S. Treasury Bonds, 20 yr.   3/99           50             $6,400,000                 $6,250

================================================================================
6. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

            The Fund had no borrowings outstanding during the six months ended January 31, 1999.


                     29 Oppenheimer Florida Municipal Fund

--------------------------------------------------------------------------------
Oppenheimer Florida Municipal Fund
--------------------------------------------------------------------------------

A Series of Oppenheimer Multi-State Municipal Trust

================================================================================
Officers and Trustees    Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of Trustees
                         Bridget A. Macaskill, Trustee and President
                         Robert G. Galli, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Pauline Trigere, Trustee
                         Clayton K. Yeutter, Trustee
                         Robert E. Patterson, Vice President
                         George C. Bowen, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Andrew J. Donohue, Secretary
                         Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor       OppenheimerFunds, Inc.

================================================================================
Distributor              OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of Portfolio   Citibank, N.A.
Securities

================================================================================
Independent Auditors     KPMG LLP

================================================================================
Legal Counsel            Gordon Altman Butowsky Weitzen Shalov & Wein

                         The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors.

                         This is a copy of a report to shareholders of Oppenheimer Florida Municipal Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Florida Municipal Fund. For material information concerning the Fund, see the Prospectus.

                         Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.


                     30 Oppenheimer Florida Municipal Fund

--------------------------------------------------------------------------------
OppenheimerFunds Family
--------------------------------------------------------------------------------

================================================================================
Real Asset Funds
--------------------------------------------------------------------------------
Real Asset Fund             Gold & Special Minerals Fund

================================================================================
Global Stock Funds
--------------------------------------------------------------------------------
Developing Markets Fund     International Growth Fund   Quest Global Value Fund
International Small         Global Fund                 Global Growth & Income
  Company Fund              Europe Fund                   Fund

================================================================================
Stock Funds
--------------------------------------------------------------------------------
Enterprise Fund             MidCap Fund                 Growth Fund
Discovery Fund              Capital Appreciation Fund   Disciplined Value Fund
Quest Small Cap Value       Quest Capital Value Fund    Quest Value Fund
  Fund                                                  Large Cap Growth Fund

================================================================================
Stock & Bond Funds
--------------------------------------------------------------------------------
Main Street Growth &        Total Return Fund           Disciplined Allocation
  Income Fund1              Quest Balanced                Fund
Quest Opportunity             Value Fund                Multiple Strategies Fund
  Value Fund                Equity Income Fund          Convertible Securities
                                                          Fund

================================================================================
Taxable Bond Funds
--------------------------------------------------------------------------------
International Bond Fund     Champion Income Fund        U.S. Government Trust
World Bond Fund             Strategic Income Fund       Limited-Term Government
High Yield Fund             Bond Fund                     Fund

================================================================================
Municipal Bond Funds
--------------------------------------------------------------------------------
California Municipal Fund2  Pennsylvania Municipal      Rochester Division:
Florida Municipal Fund2      Fund2                      Rochester Fund
New Jersey Municipal Fund2  Municipal Bond Fund           Municipals
New York Municipal Fund2    Insured Municipal Fund      Limited Term New York
                            Intermediate Municipal        Municipal Fund
                              Fund

================================================================================
Money Market Funds3
--------------------------------------------------------------------------------
Money Market Fund           Cash Reserves

1. On 12/22/98, the Fund's name was changed from "Main Street Income & Growth Fund."

2. Available only to investors in certain states.

3. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1999 OppenheimerFunds, Inc. All rights reserved.


                     31 Oppenheimer Florida Municipal Fund

Information and services
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

      And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

      When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number or by visiting our website. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number or website to make investments.

      For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

      You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

      So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.

                                                      [LOGO] OppenheimerFunds(R)
                                                               Distributor, Inc.

Internet
24-hr access to account
information. Online
transactions now available

----------------------------
  www.oppenheimerfunds.com
----------------------------

General Information
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

----------------------------
  1-800-525-7048
----------------------------

Account Transactions
Mon-Fri 8:30am-8pm ET

----------------------------
  1-800-852-8457
----------------------------

PhoneLink
24-hr automated information
and automated transactions

----------------------------
  1-800-533-3310
----------------------------

Telecommunication Device
for the Deaf (TDD)
Mon-Fri 8:30am-2pm ET

----------------------------
  1-800-843-4461
----------------------------

OppenheimerFunds
Information Hotline
24 hours a day, timely and
insightful messages on the
economy and issues that
affect your investments

----------------------------
  1-800-835-3104
----------------------------

RS0795.001.0199  April 1, 1999